March 31, 1999

                         SUPPLEMENT TO THE PROSPECTUS OF
                           PIONEER SMALL COMPANY FUND
                               DATED MARCH 1, 1999


The following supplements the corresponding section of the prospectus.

PORTFOLIO MANAGER
Effective March 22, 1999, day-to-day management of the fund's portfolio is the responsibility of a team of portfolio managers and analysts focusing on small-cap and micro-cap securities. This team manages and provides research for the fund and other Pioneer mutual funds with similar investment objectives or styles. The investment team operates under the supervision of Theresa A. Hamacher. Ms. Hamacher is chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984; most recently as chief investment officer at another investment adviser.



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                                             (C) Pioneer Funds Distributor, Inc.